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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 8, 1998



         Salomon Smith Barney Holdings Inc.                 TARGETS Trust I
             (Exact name of registrant as specified in its charter)

         Delaware                                           Delaware
         (State or other                                    (State or other
         jurisdiction of                                    jurisdiction of
         incorporation or                                   incorporation or
         organization)                                      organization)

         1-4346                                             1-4346-2
         (Commission                                        (Commission
         File Number)                                       (File Number)

         22-1660266                                         13-4000891
         (IRS Employer                                      (IRS Employer
         Identification No.)                                (Identification No.)

               388 Greenwich Street,   New York, NY       10013
               (Address of principal executive offices)   (Zip Code)

                                 (212) 816-6000
              (Registrants' telephone number, including area code)


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                       SALOMON SMITH BARNEY HOLDINGS INC.
                                 TARGETS TRUST I
                           CURRENT REPORT ON FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description

         1.01 Underwriting Agreement, dated as of June 8, 1998, among TARGETS Trust I, Salomon Smith Barney Holdings Inc. and Smith Barney Inc., as underwriter, relating to the offer and sale of the Targeted Growth Enhanced Securities (TARGETS(R)) of TARGETS Trust I with respect to the Common Stock of Cisco Systems, Inc.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 9, 1998                        SALOMON SMITH BARNEY HOLDINGS INC.


                                               By:  /s/ Mark I. Kleinman
                                                    ---------------------------
                                                    Mark I. Kleinman
                                                    Deputy Treasurer


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 9, 1998                            TARGETS TRUST I


                                                By:  /s/ Michael J. Day
                                                     --------------------------
                                                     Michael J. Day
                                                     Regular Trustee


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